VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re: Laudus Mondrian Global Fixed Income Fund, a series of Laudus Trust (File Nos. 033-21677 and 811-05547)

Ladies and Gentlemen:

On behalf of Laudus Trust, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the Prospectus with respect to the Laudus Mondrian Global Fixed Income Fund (the “Fund”), dated September 19, 2011, as amended May 4, 2012 and May 9, 2012, filed pursuant to Rule 497(e) under the Securities Act of 1933, (the “497 Filing”). The purpose of this filing is to submit the 497 Filing in XBRL for the Fund.

Any questions or comments on the 497 Filing should be directed to the undersigned at (415) 667-0650.

Very truly yours,
/s/ Catherine MacGregor
Catherine MacGregor
Vice President, and Chief Counsel Laudus Funds